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                                                                   EXHIBIT 10.24

                    AMENDMENT NO. 4 TO MEMBERSHIP REGULATIONS

        The undersigned members of SATURN ELECTRONICS TEXAS, L.L.C. (the "Company") hereby amend the Membership Regulations of the Company dated February 25, 1998, as amended by an Amendment No. 1 dated September 21, 1998, an Amendment No. 2 dated February 28, 1999, and an Amendment No. 3 dated June 21, 1999 (the "Regulations"), as follows:

        Section 2.3 of the Regulations is amended by adding the following after the end of subsection 2.3.5:

        2.3.6 Build-to-Print manufacture and sale of wire harness products for automotive applications."

All other terms and provisions of the Regulations are ratified and affirmed and remain in full force and effect.

        This Amendment is signed by all the voting members of the Company as of the 21st day of October, 1999.


SATURN ELECTRONICS & ENGINEERING, INC.

By   /s/ W. Tsuha
    ----------------------------------------------
     Wallace K. Tsuha, Jr.
     Chairman, CEO and President

LEAR CORPORATION



By  /s/ Doug DelGrosso
    ----------------------------------------------
     Doug DelGrosso
     President, LEED